PREFERRED SHARES	12 Months Ended
Sep. 30, 2025
Disclosure of classes of share capital [abstract]
PREFERRED SHARES	PREFERRED SHARES
On August 30, 2024, in relation to the Follow-on BAT Investment, the Company issued 8,463,435 Preferred Shares of the Company. The Preferred Shares are eligible for conversion into Common Shares at BAT’s option, provided that such conversion would not result in BAT’s voting interest in the Company exceeding 30%. Each Preferred Share is economically equivalent to a Common Share and is convertible into Common Shares without payment of any additional consideration. The initial conversion ratio is one-for-one, and this ratio increases at a rate of 7.5% per annum, compounded annually, until such time as the Preferred Shares are converted into Common Shares or the aggregate equity interest of BAT in the Company (inclusive of both the Common Shares and Preferred Shares as if converted into Common Shares) reaches 49%. The Preferred Shares are not entitled to vote until they are converted into Common Shares. BAT is required to periodically convert Preferred Shares to the extent that its holding of the Common Shares falls below 30%. Refer to Note 14 (iii) for additional information on the Follow-on BAT Investment.

As the number of Common Shares to be issued upon conversion is not fixed, the Preferred Shares are classified as financial liabilities under IFRS 9 and are measured at FVTPL. Although the conversion feature represents an embedded derivative that would qualify for bifurcation, the Company has elected to measure the entire instrument at FVTPL as permitted by IFRS 9.

On initial recognition, these Preferred Shares were measured at a fair value of $31,594. At the time of closing of the first tranche Follow-on BAT Investment, the Company incurred transaction costs of $1,259 and $410 was recognized as prepaid expenses and deposits for the closing of second tranche. Out of total of $410, $269 was allocated to Preferred Shares and was recognized as an expense in the consolidated statements of operations and comprehensive loss. Refer to Note 14 (iii) for further details.

In February 2025, the Company closed the third and final tranche of the Follow-on BAT Investment and issued an additional 5,330,728 Preferred Shares of the Company. On initial recognition, these Preferred Shares were measured at a fair value of $15,053. The Company had previously incurred transaction costs of $1,259 at the time of the first tranche closing, of which $410 was recognized as prepaid expenses and deposits related to this final tranche. Of this amount, $170 was allocated to Preferred Shares and recognized as an expense in the consolidated statements of operations and comprehensive loss.
As at September 30, 2025, the Preferred Shares had an estimated fair value of $68,653 (September 30, 2024 - $31,070). For the year ended September 30, 2025, the Company recognized a fair value loss of $22,530 (September 30, 2024 - gain of $524) in the consolidated statements of operations and comprehensive loss